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                                                                   EXHIBIT 99.8

                 CONSENT OF PERSON ABOUT TO BECOME A DIRECTOR

  I, James W. Bagley, hereby consent to the use, in the Registration Statement on Form S-4 of Lam Research Corporation (the "Company") to which this consent is filed as an exhibit and the Joint Proxy Statement/Prospectus included therein, of my name as a person about to become a director of the Company.

                                                    /s/ James W. Bagley
                                          _____________________________________
                                                      JAMES W. BAGLEY

July 1, 1997